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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 1998



                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038


       Rhode Island                                 05-036-6090
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)


                  475 Kilvert Street, Warwick, Rhode Island 02886
                      (Address of principal executive offices,
                               including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)

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Item 5.      Other Events

     The October 29, 1998 Press Release of the Registrant attached hereto as
EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).  Exhibits

     99   Press Release, dated October 29, 1998, of Network Six, Inc.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Network Six, Inc.
                                  -----------------
                                  (Registrant)

Date:  October 29, 1998           By:   /s/ Dorothy M. Cipolla
                                        ----------------------
                                        Dorothy M. Cipolla
                                        Chief Financial Officer

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                                Network Six, Inc.
                           Current Report on Form 8-K
                             Dated October 29, 1998

                                  Exhibit Index

Exhibit
   No.                              Exhibits
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   99          Press Release dated October 29, 1998




                                                                      EXHIBIT 99